UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2006

Conolog Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	08-8174	22-1847286
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

5 Columbia Road, Somerville, New Jersey	08876
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 722-8081

n/a
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

     On October 30, 2006 Conolog Corporation (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing the Company’s financial results for the year ended July 31, 2006.

     On December 14, 2006 the Company issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference, announcing the Company’s financial results for the quarter ended October 31, 2006.

     The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

Exhibits.
99.1	Press Release dated October 30, 2006, announcing the Company’s financial results for the year ended July 31, 2006.

99.2	Press Release dated December 14, 2006, announcing the Company’s financial results for the quarter ended October 31, 2006

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOLOG CORPORATION

Dated: January 10, 2007	By: /s/ Robert Benou

Robert Benou
Chief Executive Officer

EXHIBIT INDEX

Exhibits.
99.1	Press Release dated October 30, 2006, announcing the Company’s financial results for the year ended July 31, 2006.

99.2	Press Release dated December 14, 2006, announcing the Company’s financial results for the quarter ended October 31, 2006